Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of Earle M. Jorgensen Company (“EMJ”) for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maurice S. Nelson, Jr., as Chief Executive Officer, President and Chief Operating Officer of EMJ, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in this Report fairly presents, in all material respects, the financial condition and result of operations of EMJ.

Date: June 28, 2005

/s/ MAURICE S. NELSON, JR.
Maurice S. Nelson, Jr.
President, Chief Executive Officer and Chief Operating Officer

A signed original of this written statement required by Section 906 has been provided to EMJ and will be retained by EMJ and furnished to the Securities and Exchange Commission or its staff upon request.